Other Comprehensive Income and Accumulated Other Comprehensive Income ("AOCI") - Amount Recognized Before Income Tax Associated with Defined Benefit Plans in Accumulated Other Comprehensive Income (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2019	Dec. 31, 2018
Equity [Abstract]
Net actuarial loss	$ (483,074)	$ (435,364)
Prior service cost	(3,641)	(3,033)
Less: amount recognized in regulatory assets	420,114	383,170
Recognized in AOCI	$ (66,601)	$ (55,227)